UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2022

INTERPACE BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

delaware	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Termination of Registrant’s Certifying Accountant

On April 13, 2022 (“Effective Date”), the relationship between Interpace Biosciences, Inc. (the “Company”) and BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the Company was terminated. The audit committee of the Company’s board of directors (“Audit Committee”) approved this decision.

The reports of BDO on the audited consolidated financial statements of the Company for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2021 and 2020, as well as during the subsequent interim period preceding the Effective Date, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with BDO with respect to any matter relating to accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused it to make reference thereto in its reports on the audited consolidated financial statements of the Company for such years; or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weakness in the Company’s internal control over financial reporting related to properly identifying all the events that could trigger an asset impairment reported in Part II, Item 9A “Controls and Procedures” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

The Company has provided BDO a copy of this Current Report on Form 8-K, in accordance with Item 304(a)(3) of Regulation S-K and requested that BDO provide the Company with a letter addressed to the SEC stating whether or not it agrees with the above disclosures. A copy of BDO’s letter to the SEC dated April 13, 2022 is attached hereto as Exhibit 16.1.

(b) Appointment of New Certifying Accountant

On April 13 , 2022 (the “Engagement Date”), the Audit Committee approved the selection and engagement of EisnerAmper LLP (“Eisner”) as the Company’s new independent registered public accounting firm. During the years ended December 31, 2021 and 2020, and the subsequent interim period through the Engagement Date, neither the Company, nor anyone on its behalf, consulted Eisner regarding any of the matters or events set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from BDO USA, LP dated April 13, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	President and Chief Executive Officer

Date: April 14, 2022